UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 7, 2023

DHC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40130	98-1574798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Kirkwood Blvd

Suite 1400B

Southlake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 452-2300

535 Silicon Drive

Suite 100

Southlake, Texas 76092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	DHCAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	DHCA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	DHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On September 7, 2023, DHC Acquisition Corp., a Cayman Islands exempted company (“DHC”), BEN Merger Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of DHC (“Merger Sub”), and Brand Engagement Network Inc., a Wyoming corporation (“BEN”), and, solely with respect to Section 7.21 and Section 9.03 of the Business Combination Agreement (as defined below), DHC Sponsor LLC, a Delaware limited liability company (the “Sponsor”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which Merger Sub will merge with and into BEN (the “Merger,” and together with the other transactions related thereto, the “Transactions”), with BEN surviving the Merger as a direct wholly owned subsidiary of DHC. In connection with the Merger, and as further described below, DHC will change its name to “Brand Engagement Network Inc.” (“New BEN”). Unless otherwise defined herein, the capitalized terms used in this Item 1.01 are defined in the Business Combination Agreement.

The Domestication

Pursuant to the Business Combination Agreement, prior to (but no earlier than the day preceding) the closing of the Merger (the “Closing”) and following the exercise of their redemption right by the shareholders of DHC (the “DHC Shareholders”), DHC will change its jurisdiction of incorporation by domesticating as a corporation incorporated under the laws of the State of Delaware in accordance with the Delaware General Corporation Law and the Companies Act (as revised) of the Cayman Islands (the “Domestication”).

Upon the effectiveness of the Domestication:

•	DHC will change its name to “Brand Engagement Network Inc.”

•

each then issued and outstanding Class A ordinary share, par value $0.0001 per share, of DHC will convert automatically into one (1) share of common stock, par value $0.0001 per share, of New BEN (the “New BEN Common Stock”);

•	each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of DHC will convert automatically into one (1) share of New BEN Common Stock;

•

each then issued and outstanding DHC warrant exercisable to purchase one Class A ordinary share of DHC will convert automatically into one warrant exercisable to purchase one share of New BEN Common Stock (the “New BEN Warrants”); and

•

each unit consisting of one Class A ordinary share of DHC and one-third (1/3) of one DHC warrant will convert automatically into a unit consisting of one share of New BEN Common Stock and one-third (1/3) of one New BEN Warrant.

Transaction Consideration

Upon the consummation of the Merger, (i) each share of BEN common stock, par value $0.001 per share (“BEN Common Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be canceled and converted into the right to receive a number of shares of New BEN Common Stock equal to the Exchange Ratio and (ii) each option to purchase shares of BEN Common Stock (“BEN Option”) that is outstanding and unexercised as of immediately prior to the Effective Time, whether then vested or unvested, will be assumed by New BEN and converted into an option to purchase a number of shares of New BEN Common Stock (rounded down to the nearest whole share) (“Exchanged Option”) equal to (A) the number of shares of BEN Common Stock subject to such BEN Option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (x) the exercise price per share of such BEN Option immediately prior to the Effective Time, divided by (y) the Exchange Ratio. Immediately prior to the Effective Time, each of the outstanding warrants to purchase shares of BEN Common Stock (the “BEN Warrants”) shall be exercised in full on a cash or cashless basis or terminated without exercise, as applicable, in accordance with the terms of the applicable BEN Warrant (the “BEN Warrant Settlement”). Each share of BEN Common Stock received upon the consummation of the BEN Warrant Settlement shall be converted into the holder’s right to receive a number of shares of New BEN Common Stock equal to the Exchange Ratio.

Representations, Warranties and Covenants

The parties to the Business Combination Agreement (the “Parties”) have made customary representations, warranties and covenants, including, among others, with respect to the conduct of the businesses of BEN and DHC during the period between execution of the Business Combination Agreement and the Closing (the “Interim Period”). Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

The Parties have agreed to take all actions necessary or appropriate such that, as of immediately following the Closing, New BEN’s board of directors will be divided into three classes and be composed of a total of eight (8) directors, which directors shall consist of the Chief Executive Officer of New BEN immediately following the Closing, two (2) individuals designated by the Sponsor, two (2) individuals designated by BEN’s board of directors (the “BEN Board”), and three (3) individuals designated by mutual agreement of the BEN Board and the Sponsor, each of whom will meet the qualifications for independence under applicable exchange rules.

The Parties have agreed that, during the Interim Period, DHC may sell to any other person in a private placement additional shares of DHC’s equity that have the same rights, privileges and preferences as the shares of New BEN Common Stock to be issued to the stockholders of BEN pursuant to the terms of the Business Combination Agreement and at a price per share not less than $10.00 per share. In addition, the Parties have agreed that, during the Interim Period, DHC and the Sponsor may enter into agreements to incentivize holders of Class A ordinary shares of DHC to agree to not exercise, or unwind their exercise of, their redemption rights with respect to such shares, including by way of the Sponsor’s voluntary forfeiture of up to 1,000,000 of its shares of Class B ordinary shares of DHC.

Conditions to Closing

The obligations of BEN and DHC to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of various conditions, including, among other things: (i) expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (ii) the accuracy of the representations and warranties of DHC and BEN, respectively; (iii) the performance by DHC and BEN, respectively, of its covenants and agreements; (iv) the absence of any material adverse effect that is continuing with respect to DHC and BEN, respectively, during the Interim Period; (v) the approval of BEN’s stockholders and the DHC Shareholders; (vi) the effectiveness of a registration statement on Form S-4 to be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Transactions (the “Registration Statement”); (vii) the receipt of requisite government approvals; (viii) DHC having at least $5,000,001 of net tangible assets following the exercise of redemption rights provided in accordance with the organizational documents of DHC; (ix) as a condition to DHC’s obligations to consummate the Transactions, the continued effectiveness of the Reseller Agreement and the Subscription Agreement (each as defined below); and (x) as a condition to BEN’s obligations to consummate the Transactions, the shares of New BEN Common Stock shall have been approved for listing on the Nasdaq Capital Market, or another national securities exchange mutually agreed to by the Parties.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including: (i) by mutual written consent of DHC and BEN; (ii) subject to certain cure periods, by either DHC or BEN, as applicable, if there has been a breach of any representation, warranty, covenant or other agreement made by DHC or BEN, as applicable, that would result in the failure of related closing conditions; (iii) by either DHC or BEN if the Effective Time does not occur prior to December 4, 2023, subject to certain automatic extensions and other exceptions; (iv) by either DHC or BEN if the transaction is prohibited by a final, non-appealable law or a government order; (v) by either DHC or BEN if requisite approval is not obtained from DHC Shareholders at the extraordinary general meeting of DHC Shareholders contemplated by the Business Combination Agreement; and (vi) by DHC if requisite approval is not obtained from BEN’s stockholders within two (2) business days after the Registration Statement becomes effective.

The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the respective Parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating such agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about DHC, BEN or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the Parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting Parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the Parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting Parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in public disclosures by DHC.

Proxy and Registration Statement

As promptly as practicable after the date of the Business Combination Agreement, DHC will prepare and file with the SEC the Registration Statement, which shall include a prospectus containing a proxy statement (as amended or supplemented from time to time, the “Proxy”) to be sent to the DHC Shareholders relating to the extraordinary meeting of the DHC Shareholders to be held to consider (i) approval and adoption of the Business Combination Agreement and the Transactions, (ii) approval of the issuance of DHC’s common stock (“DHC Common Stock”) as contemplated by the Business Combination Agreement, (iii) approval of the proposed certificate of incorporation and bylaws of DHC to be adopted upon the Domestication, (iv) election of directors to New BEN’s board of directors, (v) approval of the adoption of an equity incentive plan, (vi) the approval of the issuance of the shares of New BEN Common Stock pursuant to the Reseller Agreement and Subscription Agreement and (vii) any other proposals the Parties deem necessary to effectuate the Transactions.

Related Agreements

Stockholder Support Agreement

On September 7, 2023, DHC, BEN, and certain stockholders of BEN (“Key BEN Holders”) entered into a Stockholder Support Agreement (the “Stockholder Support Agreement”) pursuant to which the Key BEN Holders agreed to, among other things, (i) waive any appraisal rights in connection with the Merger and (ii) consent to and vote in favor of the Business Combination Agreement and the Transactions.

The foregoing description of the Stockholder Support Agreement is qualified in its entirety by reference to the full text of the form of Stockholder Support Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-Up Agreement

On September 7, 2023, DHC and certain stockholders of BEN entered into a lock-up agreement (the “Lock-Up Agreement”) pursuant to which such stockholders agreed not to, subject to the occurrence of the Closing, (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, certain shares of DHC Common Stock held by such persons immediately after the Closing or any shares of DHC Common Stock issuable upon the exercise of options, warrants or other convertible securities to purchase shares of New BEN Common Stock held by such persons immediately after the Closing (collectively “Lock-Up Shares”), (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Lock-Up Shares, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) until the earlier of (i) the twelve (12) month anniversary of the Closing Date, (ii) the date on which the last reported sale price of shares of New BEN Common Stock equals or exceeds $18.00 per share for twenty (20) of any thirty (30) consecutive trading days commencing ninety (90) days after the Closing Date, or (iii) the date specified in a written waiver pursuant to the terms of the Lock-Up Agreement.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit B to the Business Combination Agreement included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

At the Closing, DHC, the Sponsor, the executive officers and directors of DHC, and certain equityholders of BEN will enter into an Amended and Restated Registration Rights Agreement, in form and substance to be agreed between the Parties prior to the Closing (the “Registration Rights Agreement”), pursuant to which, among other things, the parties thereto will be granted customary registration rights with respect to shares of New BEN Common Stock.

Reseller Agreement and Subscription Agreement

On August 19, 2023, BEN and AFG Companies, Inc., an automotive finance and insurance company (“AFG”), entered into an exclusive reseller agreement (the “Reseller Agreement”) providing for, among other things, AFG to act as BEN’s exclusive reseller of certain BEN products in a designated territory on certain terms and conditions. As partial consideration to AFG for such services to BEN, (i) BEN will issue a number of shares of BEN Common Stock to AFG, which, at the Effective Time, will convert into 1,750,000 shares of New BEN Common Stock (the “Reseller Shares”) and (ii) BEN will issue to AFG, at the Effective Time, a non-transferable warrant to purchase up to 3,750,000 shares of New BEN Common Stock (the “Earnout Shares”) at a price of $10.00 per share, with AFG’s right to exercise such warrant vesting based upon revenues earned from the sales of BEN products paid by AFG to BEN pursuant to the Reseller Agreement.

In addition, on September 7, 2023, BEN, AFG and certain affiliates of AFG (collectively, the “AFG Investors”) entered into a subscription agreement (the “Subscription Agreement”) providing for, among other things, (i) the purchase of shares of BEN Common Stock in a private placement by the AFG Investors as of immediately prior to the Effective Time, which at the Effective Time will convert into a right to receive 650,000 shares of New BEN Common Stock with an aggregate initial value of $6.5 million (the “Initial Subscription Shares”) and (ii) the purchase of shares of New BEN Common Stock in four installments with an aggregate purchase price of $26.0 million, at a purchase price per share prior to the installment purchase date that is the lesser of $10.00 or the prevailing market price of New BEN Common Stock based upon a twenty (20) day VWAP in any thirty (30) day trading period, subject to a floor price of $2.11 (the “Installment Subscription Shares” and together with the Initial Subscription Shares, the “Subscription Shares”).

The foregoing descriptions of the Reseller Agreement and Subscription Agreement are qualified in their entirety by reference to the full text of the Reseller Agreement and Subscription Agreement, copies of which are included Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Reseller Shares, Earnout Shares and Subscription Shares to be issued pursuant to the Reseller Agreement and the Subscription Agreement, respectively, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering. The disclosure set forth above in Item 1.01 of this Current Report in Form 8-K is incorporated by reference into this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On September 7, 2023, DHC issued a press release announcing the execution of the Business Combination Agreement. A copy of the press release is furnished as Exhibit 99.3 hereto.

Furnished as Exhibit 99.4 is a copy of an investor presentation to be used by DHC in connection with the Transactions.

The information in this Item 7.01 and Exhibits 99.3 and 99.4 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Transactions and Where to Find It

In connection with the proposed Business Combination, DHC intends to file the Proxy with the SEC. DHC will mail a definitive proxy statement and other relevant documents to its shareholders. DHC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Transactions, as these materials will contain important information about DHC, BEN and the Transactions. When available, the definitive proxy statement and other relevant materials for the Transactions will be mailed to shareholders of DHC as of a record date to be established for voting on the Transactions. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DHC AND THE TRANSACTIONS. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: DHC Acquisition Corp., 1900 West Kirkwood Blvd, Suite 1400B, Southlake, TX 76092 or by emailing chris@integrity.partners.

Participants in the Solicitation

DHC and its directors and executive officers may be deemed participants in the solicitation of proxies from DHC’s shareholders with respect to the Transactions. A list of the names of those directors and executive officers and a description of their interests in DHC is contained in DHC’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 30, 2022 and is available at the SEC’s website at www.sec.gov, or by directing a request to: DHC Acquisition Corp., 1900 West Kirkwood Blvd, Suite 1400B, Southlake, TX 76092 or by emailing chris@integrity.partners. Additional information regarding the interests of such participants will be contained in the Proxy.

BEN and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of DHC in connection with the Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Transactions will be included in the Proxy.

Forward-Looking Statements

This Current Report on Form 8-K “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results of DHC and BEN to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include, without limitation, statements regarding DHC’s ability to enter into definitive agreements or consummate a transaction with BEN and the expected timing of completion of the Transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DHC’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability of the Parties to successfully or timely consummate the Transactions; the risk that the Transactions may not be completed by DHC’s business combination deadline and the potential failure to obtain an extension of the Transactions deadline by DHC; failure to realize the anticipated benefits of the Transactions; risks relating to the uncertainty of the projected financial information with respect to BEN; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement; BEN’s history of operating losses; BEN’s need for additional capital to support its present business plan and anticipated growth; technological changes in BEN’s market; the value and enforceability of BEN’s intellectual property protections; BEN’s ability to protect its intellectual property; BEN’s material weaknesses in financial reporting; and BEN’s ability to navigate complex regulatory requirements; the ability to maintain the listing of DHC’s securities on a national securities exchange; the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions; the effects of competition on BEN’s business; the risks of operating and effectively managing growth in evolving and uncertain macroeconomic conditions, such as high inflation and recessionary environments; and continuing risks relating to the COVID 19 pandemic. The foregoing list of factors is not exhaustive.

DHC cautions that the foregoing list of factors is not exclusive. DHC cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DHC does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Further information about factors that could materially affect DHC, including its results of operations and financial condition, is set forth under “Risk Factors” in Part I, Item 1A of DHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement and Plan of Reorganization, dated September 7, 2023, by and among DHC Acquisition Corp., BEN Merger Subsidiary Corp., Brand Engagement Network Inc. and, solely with respect to Section 7.21 and 9.03 thereto, DHC Sponsor, LLC.

99.1	Exclusive Reseller Agreement, dated August 19, 2023, by and between Brand Engagement Network Inc. and AFG Companies, Inc.

99.2	Subscription Agreement, dated September 7, 2023, by and among Brand Engagement Network Inc. and the subscribers listed therein.

99.3	Press Release, dated September 7, 2023.

99.4	Investor Presentation, dated September 7, 2023.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). DHC agrees to supplementally furnish a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHC Acquisition Corp.

By:	/s/ Chris Gaertner
Name:	Chris Gaertner
Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: September 7, 2023